UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earlier event reported): July 13, 2000

                         Commission File Number 0-10054


                     COMMODORE ENVIRONMENTAL SERVICES, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                                           87-0275043
         ---------                                          ------------
  (State or other jurisdiction of                (I.R.S. Employer Identification
    incorporation or organization)                          Number)

       150 East 58th Street,                                10155
       New York, New York                                (Zip Code)
  (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (212) 308-5800

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                           CURRENT REPORT ON FORM 8-K
                     COMMODORE ENVIRONMENTAL SERVICES, INC.
                                  JULY 13, 2000

Item 5 - Other Events

     Commodore Environmental Services, Inc. and the owner of its existing Convertible Bonds (the "Bonds") have agreed to extend the maturity date of the Bonds to December 4, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date: July 18, 2000





                                       COMMODORE ENVIRONMENTAL SERVICES, INC.
                                       (Registrant)




                                       By: /s/ Andrew Oddi
                                       ---------------------------------------
                                       Andrew P. Oddi - Vice President Treasurer
                                      (Principal Financial Officer)